================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8709

                    SALOMON BROTHERS HIGH INCOME FUND II INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          125 Broad Street, New York, NY                      10004
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip code)

                             Robert I. Frenkel, Esq.
                      Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  APRIL 30
Date of reporting period: APRIL 30, 2004

================================================================================

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

                                    [GRAPHIC]



          SALOMON BROTHERS

          HIGH INCOME FUND II INC.


          ANNUAL REPORT

          April 30, 2004


[LOGO] SALOMON BROTHERS
Asset Management

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

                                                                    HIXANN 4/04
                                                                        04-6758

SALOMON BROTHERS HIGH INCOME FUND II INC.



LETTER FROM THE CHAIRMAN

[PHOTO]
R. Jay Gerken

R. Jay Gerken, CFA
Chairman

Dear Shareholder,

The high-yield bond market generated a stellar return over the 12 months ended April 30, 2004, spurred by an improving economy, which benefited from a mid-year cut in interest rates. The rally came to a temporary halt in the summer of 2003 due to a sharp sell-off in the bond market amid interest rate concerns, but the market resumed course and advanced in the autumn as prices of U.S. Treasuries stabilized. Although the market's tone was more tempered in the first four months of 2004 compared to earlier in the fiscal year, as of the period's close, corporate fundamentals remained strong and yields on high-yield issues finished significantly above those on higher-rated bonds.

Strong inflows into high-yield bond funds throughout much of the fund's fiscal year drove demand for high-yield bonds as fund managers deployed the assets, propelling the market higher. Better-than-expected quarterly earnings and lower default rates also contributed to this strong demand, while increased capital market transactions fortified the balance sheets of corporate bond issuers. Please note that high-yield bonds are subject to additional risks compared with investment-grade bonds, such as the increased risk of default and greater volatility because of the lower credit quality of these issues.

Emerging markets debt, as represented by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/i/, returned 9.50% for the 12-month period. The year was made up of ten very strong months followed by a volatile two-month technical sell-off in March and April 2004. The positive macro environment over the first ten months was supportive of improving credit quality across the emerging markets, which, when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt during this time. In addition, the improving credit quality of the market may have caused some investors to change their allocation approach to emerging markets from tactical to strategic, further strengthening technical support for the market.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

SALOMON BROTHERS HIGH INCOME FUND II INC.



As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 19, 2004

SALOMON BROTHERS HIGH INCOME FUND II INC.



MANAGER OVERVIEW

Performance Review

During the 12 months ended April 30, 2004, the fund returned 13.51%, based on its New York Stock Exchange ("NYSE") market price and 19.99% based on its net asset value ("NAV")/ii/ per share. In comparison, its benchmark, the unmanaged Citigroup High-Yield Market Index,/iii/ returned 14.84% and its Lipper high current yield (leveraged) closed-end funds category average returned 23.49% over the same timeframe./iv/ Please note that Lipper performance returns are based on each fund's NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $1.38 per share. The performance table shows the fund's 30-day SEC yield and its 12-month total return based on its NAV and market price as of April 30, 2004. Past performance is no guarantee of future results. The fund's yields will vary.

                     FUND PERFORMANCE AS OF APRIL 30, 2004

                          12-Month
                 30-Day    Total
Price Per Share SEC Yield  Return
$11.03 (NAV)      8.92%    19.99%
$11.75 (NYSE)     8.37%    13.51%

  All figures represent past performance and are not a guarantee of future results. The fund's yields will vary.
  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. These yields are as of April 30, 2004 and are subject to change.

Factors Driving the High-Yield Market Rally

Earlier last year, the high-yield market/v/ benefited from strong investor demand for these securities, as evidenced by large inflows of capital into high-yield mutual funds. The demand was driven by declining default rates and more attractive yields on high-yield issues versus their investment-grade counterparts.

The end of major combat in Iraq last year, reports that many companies had generated first-quarter earnings in line with estimates and expectations in May that the Fed would likely cut its short-term interest rate targets, all helped buoy high-yield securities through mid-June. In order to help stimulate the U.S. economy, the Fed cut its target for short-term interest rates in June to its lowest level since the Eisenhower Administration. However, after advancing for eight consecutive months, the high-yield market declined considerably in July and early August due to the sharp sell-off in U.S. bond markets sparked by signs of a strengthening economy, leading bond investors to bet that the Fed's accommodative stance has come to an end and interest rates would soon be on the rise.

SALOMON BROTHERS HIGH INCOME FUND II INC.


High-Yield Rally Resumes

During the autumn, the high-yield market regained some of the momentum it lost over the summer. Through much of the reporting period, the high-yield market advanced amid record inflows into high-yield funds. Fundamentals also supported the market as many companies generated better-than-expected earnings and default rates continued to decline substantially compared to 2002. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the healthier economic environment.

Except for the summer pullback last year, high-yield issues experienced positive performance during most of 2003. That began to change in early 2004 as signs of economic recovery increased and statements by the Fed indicated that the central bank might begin raising interest rates sooner than anticipated.

The high-yield market continued to decline in February with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater scrutiny of company fundamentals. However, economic data released in April showing an improving labor market and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004.

Emerging Markets Debt

Emerging markets debt returned 9.50% for the 12 months as measured by the EMBI+ index. The rally led to a dwindling of the gap, or spread,/vi/ between the yield of emerging markets debt versus U.S. Treasury bonds. The spread declined by almost one percentage point, with emerging debt ending the period yielding 4.78% more than Treasuries. The year consisted of ten very strong months followed by a volatile two-month, technical sell-off in March and April 2004. The positive macro environment for most of the year has been supportive of improving credit quality across the emerging markets, which when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt. In addition, the improving credit quality of the market may have caused some investors to change their allocation approach to emerging markets from tactical to strategic, further strengthening technical support for the market.

An increasingly stable U.S. economy also contributed to the emerging market rally. Concerns about the economic impact of the war in Iraq were somewhat unfounded as the U.S. economy steadily gained strength. The quicker-than-anticipated resolution to these concerns, combined with higher industrial productivity and stabilization in the unemployment rate, boosted equity returns in the U.S., further contributing to a positive investment environment in emerging markets. A stable U.S. economy is generally positive for emerging market economies, many of which are export-oriented and dependent on the U.S. as the world's growth engine.

The rally in emerging markets was generally supported by positive returns in the U.S. Treasury bond market in 2003. In July, U.S. Treasury bond prices plummeted following a report stating that economic growth sharply accelerated, which prompted investors to question if the Fed's rate-cutting cycle had run its course. Accordingly, the rally in emerging markets was temporarily halted in July and resumed at a less torrid pace during the rest of the year. Investors were encouraged by the relative stability of emerging market spreads during this volatile Treasury market. During the month of July, when the U.S. Treasury ten-year note declined 7.17%, spreads on the EMBI+ actually tightened by 15 basis points./vii/ In other periods of comparable Treasury volatility, emerging markets have experienced dramatic spread widening.

Low interest rates created a favorable environment for all emerging economies and had been a key factor to the technical strength in the market, encouraging investors to assume credit risk by focusing on

SALOMON BROTHERS HIGH INCOME FUND II INC.


higher-yielding securities. These technicals turned around in the month of March after a very strong U.S. employment number and fears of inflation caused U.S. interest rates to move sharply higher. While, emerging market debt fundamentals remained strong, sellers sold the asset class in an attempt to decrease overall interest rate and credit risk. Another strong job report in April only exacerbated this trend. The EMBI+ fell 6.1% from its March 19th peak to the end of the period on April 30 dampening returns for the year.

Factors Influencing Fund Performance

As for the U.S. high-yield sector, the top-performing areas for the year included aerospace, airlines, automotive, cable, communication towers, and consumer products. The aerospace sector rallied as demand stabilized and companies aggressively reduced costs. During the period, airlines recovered as some companies avoided bankruptcy by renegotiating union contracts and experiencing better-than-expected traffic volume following the resolution of the major combat in Iraq. The automotive sector benefited from continued strength in auto sales and better-than-expected earnings. The cable sector outperformed many others as Charter Communications LLC, whose bonds had been under pressure following an accounting investigation at the firm, rebounded when the communications company reached an agreement with its banks to amend its credit facilities and issued additional long-term debt to replace short-term debt and improve liquidity. The communications towers sector benefited from better-than-expected earnings results, asset sales, new financing, and increasing free cash flow. Consumer Products outperformed, as Revlon completed debt-for-equity exchanges to improve its balance sheet.

The most significant underperforming sectors included broadcast/outdoor, publishing, satellites, and textiles. Despite having generated positive performance, broadcast/outdoor, publishing, and satellites underperformed many others due to their lower yields and limited price appreciation potential.

The portfolio benefited from overweighting in the cable, communications towers, and consumer products sectors and overweighting issues rated CCC. The portfolio's overweighted exposure to the healthcare sector, and underweightings in the airlines, automotive, and utilities sectors, detracted from the portfolio's performance. We added to the fund's positions in issues rated CCC and in the chemicals, healthcare, metals/mining, and utilities sectors and reduced the fund's exposure to the gaming and telecommunications sectors.

Within the fund's emerging markets debt component, the fund performed relatively well in the ten-month period of strong returns. The fund's performance was positively impacted by its overweighted exposure to Brazilian and Ecuadorian debt. The fund's underweighted position in Venezuelan and Turkish debt detracted from its relative performance, as did its holdings in higher-quality credit issues. Fund performance was also positively impacted by the use of leverage./viii/ During the first quarter of 2004, we decreased our allocation to emerging markets debt based on our forecast of increased volatility in the emerging markets, and we increased the portfolio's defensive posture. The performance of our remaining exposure to the emerging markets suffered slightly due to our continuing overweights in Brazil and Ecuador, which led the asset class' sell-off.

Especially in this environment of four decade-low money market yields, higher-yielding bonds in U.S. and emerging markets may seem even more appealing. Remember, however, that higher-yield bonds carry more credit risk than investment-grade issues, and international issues are subject to economic, political and currency risks.

SALOMON BROTHERS HIGH INCOME FUND II INC.



Looking for Additional Information?

The fund is traded under the symbol "HIX" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XHGIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby                        /s/ Beth A. Semmel

Peter J. Wilby, CFA                       Beth A. Semmel, CFA
President                                 Executive Vice President

/s/ James E. Craige

James E. Craige, CFA
Executive Vice President

May 19, 2004

SALOMON BROTHERS HIGH INCOME FUND II INC.





The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Russian Federation (2.41%), United Mexican States (1.77%), NTL Inc. (1.76%), Federal Republic of Brazil (1.60%), Nextel Communications, Inc. (1.58%), Federal Republic of Brazil (1.50%), CSC Holdings, Inc. (1.45%), SpectraSite, Inc. (1.26%), UnitedGlobalCom Inc. (1.20%), and NRG Energy, Inc. (1.13%). Please refer to pages 8 through 22 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as of April 30, 2004 were: Consumer Non-Cyclicals (23.77%); Basic Industries (16.25%); Media & Cable (14.19%); Telecommunications (12.79%); Consumer Cyclicals (8.40%). The fund's portfolio composition is subject to change at any time.

RISKS:
Like any investment where there is risk loss, you may not be able to sell the shares for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Leverage may magnify gains and increase losses in the fund's portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
/ii/NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.
/iii/The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
/iv/Lipper, Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the 12-month period ended April 30, 2004, calculated among the 26 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.
/v/As measured by the performance of the High Yield Index.
/vi/Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.
/vii/A basis point is one one-hundredth (1/100 or 0.01) of one percent. /viii/Leverage may magnify gains and increase losses in the fund's portfolio.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS
April 30, 2004

    Face
   Amount                                          Security*                                           Value
--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 78.7%
Basic Industries -- 12.3%
$   4,350,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30........................... $     4,435,469
    7,230,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09........................................       7,989,150
    2,500,000 Airgas, Inc., 9.125% due 10/1/11...................................................       2,837,500
    5,000,000 Ak Steel Corp., 7.875% due 2/15/09 (a).............................................       4,625,000
    3,875,000 Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13...................       4,495,000
    5,400,000 Applied Extrusion Technologies, Inc., Series B, 10.750% due 7/1/11 (a).............       4,185,000
    2,750,000 Berry Plastics Corp., 10.750% due 7/15/12..........................................       3,121,250
    2,800,000 Borden Chemicals & Plastics L.P., Notes, 9.500% due 5/1/05 (b).....................          42,000
              Buckeye Technologies Inc., Sr. Sub. Notes:
    1,750,000   9.250% due 9/15/08 (a)...........................................................       1,741,250
    1,000,000   8.000% due 10/15/10 (a)..........................................................         960,000
    3,500,000 Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11.............................       3,937,500
    8,500,000 FMC Corp., Debentures, 7.750% due 7/1/11 (a).......................................       9,180,000
    4,275,000 Huntsman ICI Chemicals, 10.125% due 7/1/09 (a).....................................       4,499,438
    2,850,000 IMCO Recycling Inc., Secured Notes, 10.375% due 10/15/10...........................       3,056,625
    6,950,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11......................................       7,888,250
    3,650,000 Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14 (c).............................       3,741,250
    3,800,000 Jefferson Smurfit Corp., 8.250% due 10/1/12........................................       4,085,000
    1,805,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11...................................       2,057,700
              Lyondell Chemical Co.:
    2,575,000   9.500% due 12/15/08..............................................................       2,703,750
                Secured Notes:
    1,400,000     11.125% due 7/15/12 (a)........................................................       1,561,000
      550,000     Series B, 9.875% due 5/1/07 (a)................................................         580,250
    2,000,000 MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12................................       2,260,000
    3,075,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12......................................       3,536,250
    3,190,000 Millennium America Inc., 9.250% due 6/15/08 (a)....................................       3,493,050
    2,000,000 Mueller Holdings Inc., (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14       1,120,000
    1,000,000 Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (c).................................       1,060,000
    2,500,000 Noveon, Inc., Series B, 11.000% due 2/28/11........................................       2,925,000
    1,325,000 OM Group, Inc., 9.250% due 12/15/11................................................       1,364,750
    7,000,000 Plastipak Holdings Inc., 10.750% due 9/1/11........................................       7,595,000
    2,000,000 Pliant Corp., Secured Notes, 11.125% due 9/1/09....................................       2,140,000
    2,700,000 Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10 (a)..........................       2,362,500
    5,000,000 Republic Technologies International, LLC, 13.750% due 7/15/09 (b)..................          75,000
    5,200,000 Resolution Performance Products Inc., Sr. Sub. Notes, 13.500% due 11/15/10 (a).....       4,342,000
    5,850,000 Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (a)(c)..............................       4,855,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                     Security*                                      Value
-------------------------------------------------------------------------------------------------------
Basic Industries -- 12.3% (continued)
$   1,000,000 Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25............. $       975,000
    4,950,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12......................       5,346,000
    2,850,000 Tekni-Plex, Inc., Series B, 12.750% due 6/15/10 (a)......................       2,892,750
              Tembec Industries, Inc.:
    7,900,000   8.625% due 6/30/09 (a).................................................       8,097,500
    1,325,000   8.500% due 2/1/11 (a)..................................................       1,358,125
    2,550,000 Westlake Chemical Corp., 8.750% due 7/15/11 (a)..........................       2,811,375
                                                                                        ---------------
                                                                                            136,332,182
                                                                                        ---------------
Consumer Cyclicals -- 6.3%
    5,000,000 AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due 3/1/10 (c)......       5,212,500
              Cole National Group, Inc., Sr. Sub. Notes:
    2,850,000   8.625% due 8/15/07.....................................................       2,914,125
    3,000,000   8.875% due 5/15/12.....................................................       3,255,000
    1,000,000 Eye Care Centers of America, Inc., 9.125% due 5/1/08.....................       1,005,000
    4,350,000 Felcor Lodging L.P., 10.000% due 9/15/08 (a).............................       4,665,375
    4,125,000 Finlay Enterprises, Inc., 9.000% due 5/1/08..............................       4,253,906
    4,000,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375 % due 5/1/08.................       4,135,000
              The Gap, Inc., Notes:
      115,000   9.900% due 12/15/05....................................................         127,938
    3,775,000   10.550% due 12/15/08...................................................       4,662,125
              Host Marriott L.P.:
      350,000   Series E, 8.375% due 2/15/06...........................................         374,938
    1,625,000   Series I, 9.500% due 1/15/07...........................................       1,811,875
    2,500,000   Sr. Notes, 7.125% due 11/1/13..........................................       2,550,000
              Interface, Inc.:
    2,875,000   Sr. Notes, 10.375% due 2/1/10 (a)......................................       3,230,781
    1,500,000   Sr. Sub. Notes, 9.500% due 2/1/14 (c)..................................       1,515,000
    3,000,000 John Q. Hammons Hotels L.P., 1st Mortgage, Series B, 8.875% due 5/15/12..       3,315,000
    2,000,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08..............       2,007,500
              Levi Strauss & Co.:
    1,750,000   Notes, 7.000% due 11/1/06 (a)..........................................       1,531,250
                Sr. Notes:
    4,350,000     11.625% due 1/15/08 (a)..............................................       3,980,250
      935,000     12.250% due 12/15/12.................................................         841,500
    3,525,000 MeriStar Hospitality Corp., 9.125% due 1/15/11 (a).......................       3,683,625
      825,000 MeriStar Hospitality Operating Partnership, L.P., 10.500% due 6/15/09 (a)         886,875
      450,000 Phillips-Van Heusen Corp., Sr. Notes, 8.125% due 5/1/13 (a)..............         474,750

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                       Security*                                        Value
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.3% (continued)
              Saks Inc.:
$   1,543,000   9.875% due 10/1/11 (a)..................................................... $     1,847,743
    1,574,000   7.000% due 12/1/13 (c).....................................................       1,613,350
    2,825,000 Sbarro, Inc., 11.000% due 9/15/09 (a)........................................       2,429,500
    4,300,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12.................       4,724,625
    3,275,000 Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08...............................       3,406,000
                                                                                            ---------------
                                                                                                 70,455,531
                                                                                            ---------------
Consumer Non-Cyclicals -- 17.9%
    3,975,000 aaiPharma Inc., 11.000% due 4/1/10 (a).......................................       3,597,375
    1,100,000 Ahold Finance USA, Inc., 6.875% due 5/1/29...................................         994,125
    8,500,000 AKI, Inc., Sr. Notes, 10.500% due 7/1/08.....................................       8,882,500
    4,425,000 AmeriPath, Inc., 10.500% due 4/1/13 (a)......................................       4,557,750
    3,055,000 Ameristar Casinos, Inc., 10.750% due 2/15/09.................................       3,559,075
    5,250,000 American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05............       5,223,750
    1,036,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (a)........................       1,072,260
    3,550,000 Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14 (c)....................       3,652,063
    4,875,000 Athena Neurosciences Finance LLC, 7.250% due 2/21/08.........................       4,960,313
              Caesars Entertainment Corp., Sr. Sub. Notes:
      700,000   9.375% due 2/15/07.........................................................         775,250
    4,500,000   8.875% due 9/15/08 (a).....................................................       5,028,750
    3,000,000   8.125% due 5/15/11 (a).....................................................       3,330,000
    7,125,000 Coast Hotels and Casinos, Inc., 9.500% due 4/1/09............................       7,525,781
    4,900,000 Curative Health Services Inc., Sr. Notes, 10.750% due 5/1/11 (c).............       4,942,875
    3,228,098 Dade Behring Holdings Inc., 11.910% due 10/3/10..............................       3,744,594
    5,250,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07 (a)...................       4,856,250
    5,120,000 Extendicare Health Services, Inc., 9.500% due 7/1/10.........................       5,708,800
    2,375,000 Herbst Gaming, Inc., Secured Notes, Series B, 10.750% due 9/1/08.............       2,683,750
              Holmes Group Inc.:
      125,000   Series B, 9.875% due 11/15/07..............................................         127,683
    1,000,000   Sr. Sub. Notes, Series D, 9.875% due 11/15/07..............................       1,021,460
    6,500,000 Home Interiors & Gifts, Inc., 10.125% due 6/1/08.............................       6,605,625
    4,325,000 Horseshoe Gaming Holding Corp., Series B, 8.625% due 5/15/09.................       4,541,250
              IASIS Healthcare Corp.:
      125,000   8.500% due 10/15/09........................................................         134,375
    7,500,000   13.000% due 10/15/09.......................................................       8,343,750
    3,925,000 Icon Health & Fitness Inc., 11.250% due 4/1/12...............................       4,435,250
    3,780,000 Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10 (c)       4,158,000
    3,850,000 InSight Health Services, Corp., Series B, 9.875% due 11/1/11 (a).............       3,907,750

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                        Security*                                          Value
--------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 17.9% (continued)
$   6,031,515 Iowa Select Farms, L.P., Secured Notes, Payment-in-Kind, 10.750% due 12/1/06 (c) $     4,663,559
    4,800,000 Isle of Capri Casinos Inc., Sr. Sub. Notes, 7.000% due 3/1/14 (c)...............       4,728,000
    3,500,000 Jafra Cosmetics International Inc., 10.750% due 5/15/11.........................       3,981,250
    2,450,000 Kerzner International Ltd., 8.875% due 8/15/11..................................       2,731,750
    6,375,000 MGM MIRAGE Inc., 9.750% due 6/1/07..............................................       7,235,625
    1,117,366 Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09...........................         715,114
    4,700,000 Pinnacle Entertainment Inc., Sr. Sub. Notes, 8.250% due 3/15/12 (c).............       4,547,250
    4,675,000 Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (c)............       4,902,906
    4,325,000 Playtex Products, Inc., 9.375% due 6/1/11 (a)...................................       4,303,375
    5,025,000 Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09..................       5,452,125
              Rite Aid Corp.:
                Notes:
    1,000,000     6.000% due 12/15/05 (c).....................................................       1,001,250
      310,000     7.125% due 1/15/07 (a)......................................................         316,200
    6,525,000   Sr. Notes, 7.625% due 4/15/05 (a).............................................       6,720,750
    1,000,000 Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (c)......................         980,000
      475,000 Station Casinos Inc., Sr. Sub. Notes, 6.875% due 3/1/16 (c).....................         475,000
    2,500,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12.............................       2,775,000
    2,145,000 Tempur-Pedic Inc. and Tempur Production U.S.A. Inc., Sr. Sub. Notes,
               10.250% due 8/15/10 (c)........................................................       2,461,388
              Tenet Healthcare Corp.:
    6,550,000   Notes, 7.375% due 2/1/13 (a)..................................................       5,960,500
                Sr. Notes:
    1,800,000     6.500% due 6/1/12...........................................................       1,570,500
    1,525,000     6.875% due 11/15/31.........................................................       1,265,750
    5,000,000 Triad Hospitals, Inc., Series B, 8.750% due 5/1/09..............................       5,568,750
    7,775,000 United Industries Corp., Series D, 9.875% due 4/1/09............................       8,197,805
    4,750,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11 (a)............................       5,177,500
    3,525,000 Venetian Casino Resort, LLC, 11.000% due 6/15/10................................       4,141,875
    1,450,000 Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07 (a).....................       1,210,750
                                                                                               ---------------
                                                                                                   199,454,376
                                                                                               ---------------
Energy -- 6.2%
    3,000,000 BRL Universal Equipment 2001 A, L.P., Secured Notes, 8.875% due 2/15/08.........       3,240,000
              Dynegy Holdings Inc.:
                Debentures:
    4,550,000     7.125% due 5/15/18 (a)......................................................       3,640,000
    8,350,000     7.625% due 10/15/26.........................................................       6,680,000
    2,000,000   Secured Notes, 9.875% due 7/15/10 (c).........................................       2,180,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                     Security*                                      Value
-------------------------------------------------------------------------------------------------------
Energy -- 6.2% (continued)
              EL Paso Corp.:
$   5,200,000   Notes, 7.875% due 6/15/12 (a).......................................... $     4,602,000
                Sr. Notes;
    5,425,000     7.800% due 8/1/31 (a)................................................       4,258,625
    6,325,000     7.750% due 1/15/32 (a)...............................................       4,965,125
    6,625,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12 (a)....................       7,386,875
    1,775,000 Pioneer Natural Resource Co., 9.625% due 4/1/10..........................       2,201,831
    2,000,000 Pogo Producing Co., Sr., Sub. Notes, Series B, 8.250% due 4/15/11........       2,255,000
    2,000,000 Pride International Inc., Sr. Notes, 10.000% due 6/1/09..................       2,120,000
    1,000,000 Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12......................       1,115,000
    5,025,000 Western Gas Resources, Inc., 10.000% due 6/15/09.........................       5,301,375
    4,675,000 Westport Resources Corp., 8.250% due 11/1/11.............................       5,271,063
              The Williams Cos., Inc.:
                Notes:
    3,700,000     7.625% due 7/15/19...................................................       3,626,000
    3,650,000     7.875% due 9/1/21....................................................       3,577,000
    2,150,000     8.750% due 3/15/32...................................................       2,203,750
    4,000,000   Sr. Notes, 8.625% due 6/1/10...........................................       4,420,000
                                                                                        ---------------
                                                                                             69,043,644
                                                                                        ---------------
Financial -- 0.0%
    1,975,400 Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (b)(d).......               0
                                                                                        ---------------
Housing Related -- 1.0%
    8,500,000 Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09,
               11.250% thereafter), due 3/1/14 (c).....................................       5,567,500
    5,075,000 Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 (c).........       5,227,250
                                                                                        ---------------
                                                                                             10,794,750
                                                                                        ---------------
Manufacturing -- 4.7%
    3,325,000 Alliant Techsystems Inc., 8.500% due 5/15/11.............................       3,674,125
    5,075,000 Blount Inc., 13.000% due 8/1/09..........................................       5,506,375
    8,800,000 BREED Technologies, Inc., 9.250% due 4/15/08 (b)(d)......................               0
      450,000 Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (c)..................         504,000
    3,825,000 Flowserve Corp., 12.250% due 8/15/10 (a).................................       4,417,875
    1,325,000 Ford Motor Co., Notes, 7.450% due 7/16/31 (a)............................       1,295,374
      625,000 Ford Motor Credit Co., Notes, 7.250% due 10/25/11........................         664,153
    1,750,000 General Binding Corp., 9.375% due 6/1/08 (a).............................       1,787,188
    2,400,000 General Motors Acceptance Corp., Notes, 6.875% due 8/28/12...............       2,506,334

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                          Security*                                            Value
------------------------------------------------------------------------------------------------------------------
Manufacturing -- 4.7% (continued)
              General Motors Corp.:
$     725,000   Debentures, 8.375% due 7/15/33 (a)................................................ $       786,347
    3,275,000   Sr. Notes, 7.125% due 7/15/13 (a).................................................       3,441,160
    2,100,000 Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (c).....................................       2,226,000
    8,000,000 Key Plastics Holdings, Inc., Series B, 10.250% due 3/15/07 (b)(d)...................          10,000
    2,100,000 Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13 (c).........       2,310,000
    1,750,000 Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06............................       1,557,500
    5,500,000 L-3 Communications Corp., 7.625% due 6/15/12........................................       5,953,750
    2,750,000 Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (b)(d)....................          41,250
    1,850,000 NMHG Holdings Co., 10.000% due 5/15/09..............................................       2,062,750
    4,000,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09 (a).......................................       4,440,000
    1,700,000 Tenneco Automotive Inc., Secured Notes, Series B, 10.250% due 7/15/13 (a)...........       1,967,750
    4,000,000 Terex Corp., Series B, 10.375% due 4/1/11 (a).......................................       4,570,000
    2,409,000 TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13..................................       2,770,350
                                                                                                   ---------------
                                                                                                        52,492,281
                                                                                                   ---------------
Media & Cable -- 10.7%
    4,726,575 Avalon Cable Holding Finance, Inc., Sr. Discount Notes, 11.875% due 12/1/08.........       5,045,619
              Charter Communications Holdings, LLC:
                Sr. Discount Notes:
    4,530,000     Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10....................       3,748,575
   13,000,000     Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (a)................       8,547,500
   10,000,000     Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12....................       6,025,000
                Sr. Notes:
      350,000     8.625% due 4/1/09...............................................................         292,250
       50,000     10.750% due 10/1/09.............................................................          44,125
              CSC Holdings, Inc., Sr. Sub. Debentures:
   10,500,000   10.500% due 5/15/16 (a)...........................................................      12,127,500
    1,500,000   9.875% due 4/1/23.................................................................       1,571,250
              Dex Media East LLC/Dex Media East Finance Co.:
    1,750,000   9.875% due 11/15/09 (a)...........................................................       1,970,938
    1,250,000   12.125% due 11/15/12..............................................................       1,456,250
    4,500,000 Dex Media Inc., Discount Notes, (zero coupon until 11/15/08, 9.000% thereafter), due
               11/15/13 (c).......................................................................       2,767,500
    2,400,000 Dex Media West LLC/Dex Media West Finance Co., Sr. Sub. Notes,
               9.875% due 8/15/13 (c).............................................................       2,640,000
    4,650,000 DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13.................................       5,219,625

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                             Security*                                             Value
----------------------------------------------------------------------------------------------------------------------
Media & Cable -- 10.7% (continued)
                 EchoStar DBS Corp., Sr. Notes:
$   4,355,000      10.375% due 10/1/07................................................................ $     4,730,619
    7,183,000      9.125% due 1/15/09.................................................................       8,080,875
    4,894,755    Hollinger Participation Trust, Sr. Notes, Payment-in-Kind, 12.125% due 11/15/10 (c)..       5,574,405
    2,500,000    Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08,
                  11.500% thereafter), due 10/15/13 (a)(c)............................................       1,237,500
                 Insight Midwest, L.P., Sr. Notes:
    3,350,000      10.500% due 11/1/10 (a)............................................................       3,668,250
    1,000,000      10.500% due 11/1/10 (c)............................................................       1,095,000
    2,100,000    Interep National Radio Sales, Inc., Series B, 10.000% due 7/1/08.....................       1,895,250
    4,875,000    Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)......................................       4,875,000
    6,275,000    Nextmedia Operating, Inc., 10.750% due 7/1/11........................................       7,106,438
      900,000    R.H. Donnelley Finance Corp. I, 10.875% due 12/15/12 (c).............................       1,075,500
    3,475,000    Radio One, Inc., Series B, 8.875% due 7/1/11 (a).....................................       3,865,938
                 Telewest Communications PLC:
      500,000      Debentures, 9.625% due 10/1/06 (a)(b)..............................................         308,750
                   Sr. Discount Notes:
    3,125,000        9.250% due 4/15/09 (b)...........................................................       1,640,625
    7,950,000        Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10 (a)...................       3,776,250
    6,400,000    Time Warner Inc., 7.625% due 4/15/31 (a).............................................       7,025,114
                 Vivendi Universal S.A., Sr. Notes:
    2,050,000      6.250% due 7/15/08.................................................................       2,149,938
    2,000,000      9.250% due 4/15/10.................................................................       2,345,000
                 Yell Finance B.V.:
    6,776,000      Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11 (a).       6,403,320
      606,000      Sr. Notes, 10.750% due 8/1/11 (a)..................................................         713,565
                                                                                                       ---------------
                                                                                                           119,023,469
                                                                                                       ---------------
Services & Other -- 1.9%
                 Allied Waste North America, Inc.:
                   Series B:
      250,000        8.875% due 4/1/08................................................................         278,750
    2,190,000        7.875% due 1/1/09 (a)............................................................       2,283,075
      400,000        9.250% due 9/1/12 (a)............................................................         456,000
    6,000,000      Sr. Notes, 7.375% due 4/15/14 (c)..................................................       5,985,000
    3,200,000    Brand Services, Inc., 12.000% due 10/15/12...........................................       3,728,000
    4,000,000    The Holt Group, Inc., 9.750% due 1/15/06 (b)(d)......................................               0
      710,000    Iron Mountain Inc., 8.625% due 4/1/13................................................         763,250
    1,000,000    Mail-Well I Corp., 9.625% due 3/15/12................................................       1,105,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                  Security*                                   Value
-------------------------------------------------------------------------------------------------
Services & Other -- 1.9% (continued)
$   2,325,000 Muzak LLC, Sr. Notes, 10.000% due 2/15/09 (a)...................... $     2,394,750
    6,500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (b).........................         325,000
    4,000,000 Sitel Corp., 9.250% due 3/15/06....................................       4,020,000
                                                                                  ---------------
                                                                                       21,338,825
                                                                                  ---------------
Technology -- 2.3%
   10,975,000 Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (a).......       8,752,563
    3,000,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09 (a)............       3,255,000
    5,550,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06.........................       6,049,500
    7,640,000 Xerox Capital (Europe) PLC, 5.875% due 5/15/04 (a).................       7,640,000
                                                                                  ---------------
                                                                                       25,697,063
                                                                                  ---------------
Telecommunications -- 9.6%
    1,125,000 ACC Escrow Corp., Sr. Notes, Series B, 10.000% due 8/1/11..........       1,091,250
              Alamosa (Delaware) Inc.:
    1,950,000   11.000% due 7/31/10..............................................       2,125,500
    4,430,995   Zero coupon until 7/31/05, (12.000% thereafter), due 7/31/09.....       4,187,290
              American Tower Corp., Sr. Notes:
    8,625,000   9.375% due 2/1/09 (a)............................................       9,293,438
    1,825,000   7.500% due 5/1/12 (a)(c).........................................       1,770,250
    1,800,000 American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08       1,318,500
    4,250,000 AT&T Corp., Sr. Notes, 8.750% due 11/15/31.........................       4,509,964
              AT&T Wireless Services Inc.:
    4,625,000   Notes, 8.125% due 5/1/12 (a).....................................       5,402,661
                Sr. Notes:
    3,800,000     7.875% due 3/1/11..............................................       4,382,802
    1,850,000     8.750% due 3/1/31..............................................       2,263,447
              Crown Castle International Corp., Sr. Notes:
    2,300,000   9.375% due 8/1/11................................................       2,530,000
    5,140,000   10.750% due 8/1/11 (a)...........................................       5,859,600
      600,000   7.500% due 12/1/13...............................................         601,500
      950,000   Series B, 7.500% due 12/1/13 (a).................................         952,375
    1,350,000 Dobson Communications Corp., Sr. Notes, 8.875% due 10/1/13.........       1,063,125
              Nextel Communications, Inc., Sr. Notes:
       75,000   9.375% due 11/15/09 (a)..........................................          81,469
   12,725,000   7.375% due 8/1/15................................................      13,281,719
              Qwest Corp.:
      325,000   Debentures, 8.875% due 6/1/31 (a)................................         333,938
    7,325,000   Notes, 9.125% due 3/15/12 (c)....................................       7,819,437

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                  Security*                                    Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 9.6% (continued)
              Qwest Services Corp., Notes:
$   8,075,000   13.500% due 12/15/10 (c).......................................... $     9,407,375
    2,071,000   14.000% due 12/15/14 (c)..........................................       2,480,023
    4,975,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 (a).........       4,999,875
      850,000 SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10....................         896,750
              Sprint Capital Corp.:
    6,525,000   6.875% due 11/15/28 (a)...........................................       6,424,574
    5,325,000   8.750% due 3/15/32 (a)............................................       6,379,329
              UbiquiTel Operating Co.:
    3,750,000   Zero coupon until 4/15/05, (14.000% thereafter), due 4/15/10 (a)..       3,693,750
    1,575,000   Sr. Notes, 9.875% due 3/1/11 (c)..................................       1,582,875
    2,500,000 Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13...............       2,581,250
                                                                                   ---------------
                                                                                       107,314,066
                                                                                   ---------------
Transportation -- 0.6%
              Continental Airlines, Inc., Pass-Through, Certificates:
    1,893,846   Series 00-2, 8.312% due 4/2/11....................................       1,624,095
      675,000   Series 98-3, 7.250% due 11/1/05...................................         622,202
    2,673,960   Series 981C, 6.541% due 9/15/08...................................       2,453,287
    1,775,000 General Maritime Corp., Sr. Notes, 10.000% due 3/15/13..............       2,005,750
                                                                                   ---------------
                                                                                         6,705,334
                                                                                   ---------------
Utilities -- 5.2%
              The AES Corp.:
                Sr. Notes:
    1,400,000     9.375% due 9/15/10 (a)..........................................       1,512,000
    4,425,000     7.750% due 3/1/14 (a)...........................................       4,413,937
    1,300,000   Sr. Sub. Notes, 8.500% due 11/1/07 (a)............................       1,337,375
    3,000,000 Allegheny Energy Supply Statutory Trust 2001, Secured Notes,
               10.250% due 11/15/07 (c)...........................................       3,330,000
    8,050,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08................       5,715,500
              Calpine Corp.:
    3,500,000   Secured Notes, 8.500% due 7/15/10 (a)(c)..........................       3,115,000
                Sr. Notes:
      500,000     7.875% due 4/1/08...............................................         352,500
    2,425,000     7.750% due 4/15/09 (a)..........................................       1,691,438
      425,000     8.625% due 8/15/10 (a)..........................................         299,625
    1,100,000     8.500% due 2/15/11 (a)..........................................         775,500
    2,500,000 Calpine Generating Co. LLC, Secured Notes, 10.250% due 4/1/11 (a)(c)       2,268,750

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

      Face
     Amount                                 Security*                               Value
----------------------------------------------------------------------------------------------
Utilities -- 5.2% (continued)
                   Edison Mission Energy, Sr. Notes:
$   4,575,000        7.730% due 6/15/09....................................... $     4,346,250
    5,175,000        9.875% due 4/15/11.......................................       5,356,125
                   Mirant Americas Generation, LLC, Sr. Notes:
    2,075,000        7.625% due 5/1/06 (b)....................................       1,525,125
    2,925,000        9.125% due 5/1/31 (b)....................................       2,135,250
    9,350,000      NRG Energy, Inc., Secured Notes, 8.000% due 12/15/13 (c)...       9,466,875
                   Reliant Resources, Inc., Secured Notes:
    5,325,000        9.250% due 7/15/10 (a)...................................       5,724,375
    3,975,000        9.500% due 7/15/13.......................................       4,332,750
                                                                               ---------------
                                                                                    57,698,375
                                                                               ---------------

                   TOTAL CORPORATE BONDS & NOTES (Cost -- $843,364,525).......     876,349,896
                                                                               ---------------
CONVERTIBLE BONDS -- 0.9%
Consumer Non-Cyclicals -- 0.5%
    4,900,000      Elan Pharm Inv., Secured Notes, 7.720% due 3/15/05 (e).....       4,924,500
                                                                               ---------------
Technology -- 0.2%
    4,450,000      Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20       2,325,125
                                                                               ---------------
Telecommunications -- 0.2%
    2,675,000      American Tower Corp., Notes, 5.000% due 2/15/10 (a)........       2,658,281
                                                                               ---------------

                   TOTAL CONVERTIBLE BONDS (Cost -- $8,215,906)...............       9,907,906
                                                                               ---------------

      Face
     Amount+
-------------
SOVEREIGN BONDS -- 14.1%
Argentina -- 0.1%
                   Republic of Argentina:
            4/ARS/   10.000% due 9/19/08 (b)..................................               0
    1,750,000        DISC, Series L, 2.0625% due 3/31/23 (b)(e)...............         916,563
                                                                               ---------------
                                                                                       916,563
                                                                               ---------------
Brazil -- 3.5%
                   Federal Republic of Brazil:
    3,020,000        10.125% due 5/15/27......................................       2,661,375
   12,365,000        12.250% due 3/6/30.......................................      12,612,300
      890,000        11.000% due 8/17/40......................................         831,037

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

        Face
       Amount+                    Security*                      Value
    -----------------------------------------------------------------------
    Brazil -- 3.5% (continued)
    $  14,577,535   C Bonds, 8.000% due 4/15/14............ $    13,420,443
        6,917,647   DCB, Series L, 2.125% due 4/15/12 (e)..       5,802,176
                    FLIRB, Series L:
          730,769     Bearer, 2.0625% due 4/15/09 (e)......         657,692
        2,076,923     Registered, 2.0625% due 4/15/09 (e)..       1,869,231
        1,588,302   NMB, Series L, 2.125% due 4/15/09 (e)..       1,429,472
                                                            ---------------
                                                                 39,283,726
                                                            ---------------
    Bulgaria -- 0.1%
        1,350,000 Republic of Bulgaria, 8.250% due 1/15/15.       1,552,500
                                                            ---------------
    Colombia -- 1.0%
                  Republic of Colombia:
        4,425,000   10.000% due 1/23/12....................       4,756,875
        1,825,000   10.750% due 1/15/13....................       2,012,062
        4,225,000   10.375% due 1/28/33....................       4,267,250
                                                            ---------------
                                                                 11,036,187
                                                            ---------------
    Dominican -- 0.1%
        1,050,000 Dominican Republic, 9.500% due 9/27/06...         892,500
                                                            ---------------
    Ecuador -- 0.8%
        9,295,000 Republic of Ecuador, 12.000% due 11/15/12       8,319,025
                                                            ---------------
    Mexico -- 2.2%
                  PEMEX Project Funding Master Trust:
        3,100,000   6.125% due 8/15/08.....................       3,239,500
          250,000   7.375% due 12/15/14....................         262,500
                  United Mexican States:
        2,820,000   6.375% due 1/16/13.....................       2,862,300
        2,694,000   5.875% due 1/15/14.....................       2,619,915
       14,620,000   6.625% due 3/3/15......................      14,813,715
          500,000   8.300% due 8/15/31.....................         538,750
                                                            ---------------
                                                                 24,336,680
                                                            ---------------
    Panama -- 0.8%
                  Republic of Panama:
        3,325,000   9.625% due 2/8/11......................       3,773,875
        3,500,000   9.375% due 1/16/23.....................       3,675,000
        1,689,509   PDI, 2.000% due 7/17/16 (e)............       1,478,321
                                                            ---------------
                                                                  8,927,196
                                                            ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

       Face
      Amount+                     Security*                        Value
   --------------------------------------------------------------------------
   Peru -- 0.6%
                 Republic of Peru:
   $   2,150,000   9.875% due 2/6/15......................... $     2,322,000
       3,925,000   8.750% due 11/21/33.......................       3,493,250
                   FLIRB:
       1,400,000     4.500% due 3/7/17 (e)...................       1,183,000
         175,000     4.500% due 3/7/17 (c)(e)................         147,875
                                                              ---------------
                                                                    7,146,125
                                                              ---------------
   Philippines -- 0.8%
                 Republic of Philippines:
       1,900,000   9.375% due 1/18/17........................       1,985,500
       5,000,000   9.875% due 1/15/19........................       5,150,000
       1,375,000   10.625% due 3/16/25.......................       1,479,844
                                                              ---------------
                                                                    8,615,344
                                                              ---------------
   Russia -- 2.4%
                 Russian Federation:
       4,820,000   11.000% due 7/24/18.......................       6,217,800
      22,065,000   5.000% due 3/31/30 (e)....................      20,258,428
                                                              ---------------
                                                                   26,476,228
                                                              ---------------
   Turkey -- 0.6%
                 Republic of Turkey:
       5,350,000   11.500% due 1/23/12.......................       6,353,125
         625,000   11.000% due 1/14/13.......................         729,688
                                                              ---------------
                                                                    7,082,813
                                                              ---------------
   Venezuela -- 1.1%
                 Republic of Venezuela:
       8,250,000   5.375% due 8/7/10.........................       6,455,625
       4,600,000   9.250% due 9/15/27........................       3,783,500
       2,075,000   9.375% due 1/13/34........................       1,696,312
         425,000   Series A, 6.750% due 3/31/20..............         371,875
                                                              ---------------
                                                                   12,307,312
                                                              ---------------

                 TOTAL SOVEREIGN BONDS (Cost -- $158,359,671)     156,892,199
                                                              ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount+                                       Security*                                          Value
--------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATION (E)(F)--0.4%
Morocco -- 0.4%
$   5,312,500 Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09 (UBS Financial Services Inc.)
               (Cost -- $5,012,196)........................................................... $     5,232,812
                                                                                               ---------------

   Shares
-------------
COMMON STOCK (G) -- 3.2%
       29,156 Mattress Discounters Corp. (d)..................................................         262,404
      259,521 NTL Inc. (a)....................................................................      14,733,007
      283,656 SpectraSite, Inc. (a)...........................................................      10,600,225
    1,341,240 UnitedGlobalCom Inc., Class A Shares (a)........................................      10,032,475
                                                                                               ---------------

              TOTAL COMMON STOCK (Cost -- $45,394,093)........................................      35,628,111
                                                                                               ---------------
ESCROW SHARES (D)(G) -- 0.0%
    5,500,000 Imperial Sugar Co...............................................................               0
    2,025,000 Pillowtex Corp..................................................................               0
    2,648,056 Vlasic Foods International Inc..................................................         238,325
                                                                                               ---------------

              TOTAL ESCROW SHARES (Cost -- $0)................................................         238,325
                                                                                               ---------------
PREFERRED STOCK -- 0.4%
        6,845 Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13............................       3,686,558
              CSC Holdings Inc.:
        7,350   Series H, 11.750% due 10/1/07.................................................         771,750
           67   Series M, 11.125% due 4/1/08..................................................           7,018
              TCR Holding Corp. (d)(g):
       17,552   Class B.......................................................................              18
        9,654   Class C.......................................................................              10
       25,451   Class D.......................................................................              25
       52,657   Class E.......................................................................              53
                                                                                               ---------------

              TOTAL PREFERRED STOCK (Cost -- $2,720,155)......................................       4,465,432
                                                                                               ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

 Warrants/
  Rights                                               Security*                                                Value
--------------------------------------------------------------------------------------------------------------------------
WARRANTS & RIGHTS (G) -- 0.1%
       1,800 American Tower Escrow Corp. (Exercise price of $0.01 per share expiring 8/1/08. Each
              warrant exercisable for 14.10 shares of common stock.)...................................... $       287,100
       5,000 Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant
              exercisable for 12.914 shares of common stock.) (c)(d)......................................               0
  30,928,049 ContiFinancial Corp. Liquidating Trust, Units of Interest (Represents interests in a trust in
              the liquidation of ContiFinancial Corp. and its affiliates.)................................         541,241
       2,750 Leap Wireless International Inc. (Exercise price of $96.80 per share expiring 4/15/10. Each
              warrant exercisable for 5.146 shares of common stock.) (c)(d)...............................               0
       3,500 Mattress Discounters Corp. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L
              common stock.)..............................................................................              35
      13,614 Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant
              exercisable for 1 share of common stock.) (d)...............................................             681
       5,000 Republic Technologies International Inc. (Exercise price of $0.01 per share expiring on
              7/15/07. Each warrant exercisable for 1 share of Class D common stock.).....................              50
       5,000 Ubiquitel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each
              warrant exercisable for 5.965 shares of common stock.)......................................              50
      57,120 Venezuela Discount Right (d).................................................................               0
       3,500 Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring 8/15/07. Each warrant
              exercisable for 0.2298 shares of common stock.).............................................           1,750
                                                                                                           ---------------

             TOTAL WARRANTS & RIGHTS (Cost -- $1,207,170).................................................         830,907
                                                                                                           ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (continued)
April 30, 2004

    Face
   Amount                                           Security*                                             Value
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.2%
$ 20,000,000 Merrill Lynch, Pierce, Fenner & Smith Inc., dated 4/30/04, 1.020% due 5/3/04; Proceed at maturity -- $20,001,700; (Fully collateralized by Fannie Mae and Freddie Mac Notes,
              0.000% to 2.340% due 9/9/04 to 9/16/05; Market value -- $20,400,000)................... $   20,000,000
   4,198,000 Morgan Stanley Co. Inc., dated 4/30/04, 1.020% due 5/3/04; Proceed at maturity --
              $4,198,357; (Fully collateralized by Fannie Mae Notes, 2.590% to 6.375% due 5/5/04 to
              6/13/17; Market value -- $4,281,960)...................................................      4,198,000
                                                                                                      --------------

             TOTAL REPURCHASE AGREEMENTS (Cost -- $24,198,000).......................................     24,198,000
                                                                                                      --------------

             TOTAL INVESTMENTS -- 100.0% (Cost -- $1,088,471,716**).................................. $1,113,743,588
                                                                                                      ==============
LOANED SECURITIES COLLATERAL
 205,684,415 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $205,684,415).. $  205,684,415
                                                                                                      ==============

--------
* All securities except for those that are on loan are segregated as collateral pursuant to a loan agreement.
+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a)All or portion of this security is on loan (See Note 4).
(b)Security is currently in default.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Directors.
(d)Security is valued in accordance with fair valuation procedures.
(e)Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(f)Participation interest was acquired through the financial institution indicated parenthetically.
(g)Non-income producing security.
**Aggregate cost for Federal income tax purposes is $1,089,630,884.

  Abbreviations used in this schedule:
  ARS  -- Argentine Peso
  DCB -- Debt Conversion Bond
  DISC -- Discount Bond
  FLIRB -- Front-Loaded Interest Reduction Bond
  NMB -- New Money Bond
  PDI  -- Past Due Interest


                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004

ASSETS:
   Investments, at value (Cost -- $1,088,471,716)................................................. $1,113,743,588
   Loaned securities collateral, at value (Cost -- $205,684,415)..................................    205,684,415
   Cash...........................................................................................      3,168,740
   Interest receivable............................................................................     23,432,641
   Receivable for securities sold.................................................................        805,989
   Prepaid expenses...............................................................................         43,127
                                                                                                   --------------
   Total Assets...................................................................................  1,346,878,500
                                                                                                   --------------

LIABILITIES:
   Loan payable (Note 7)..........................................................................    300,000,000
   Payable for securities on loan (Note 4)........................................................    205,684,415
   Management fee payable.........................................................................        945,204
   Payable for securities purchased...............................................................        457,432
   Loan interest payable..........................................................................        390,643
   Administration fee payable.....................................................................         94,520
   Accrued expenses...............................................................................        284,674
                                                                                                   --------------
   Total Liabilities..............................................................................    507,856,888
                                                                                                   --------------
Total Net Assets.................................................................................. $  839,021,612
                                                                                                   ==============

NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares authorized; 76,064,933 shares outstanding).. $       76,065
   Capital paid in excess of par value............................................................  1,038,809,255
   Accumulated net realized loss from investment transactions.....................................   (225,135,580)
   Net unrealized appreciation of investments.....................................................     25,271,872
                                                                                                   --------------
Total Net Assets.................................................................................. $  839,021,612
                                                                                                   ==============
Net Asset Value, per share ($839,021,612 / 76,064,933 shares outstanding).........................         $11.03
                                                                                                           ======

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



STATEMENT OF OPERATIONS
For the Year Ended April 30, 2004

    INVESTMENT INCOME:
       Interest (Note 4)...................................... $101,655,816
                                                               ------------

    EXPENSES:
       Management fee (Note 2)................................   11,231,503
       Interest expense (Note 7)..............................    4,913,117
       Administration fee (Note 2)............................    1,123,150
       Custody................................................      135,452
       Transfer agency services...............................      112,991
       Audit and legal........................................       80,118
       Registration fees......................................       73,797
       Directors' fees........................................       73,224
       Shareholder communications.............................       62,577
       Insurance..............................................       10,020
       Other..................................................       31,067
                                                               ------------
       Total Expenses.........................................   17,847,016
                                                               ------------
    Net Investment Income.....................................   83,808,800
                                                               ------------

    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCIES (NOTE 3):
       Realized Gain (Loss) From:
        Investment transactions...............................   54,313,410
        Foreign currency transactions.........................      (19,618)
                                                               ------------
       Net Realized Gain......................................   54,293,792
                                                               ------------
       Change in Net Unrealized Appreciation of Investments:
        Beginning of year.....................................   16,027,642
        End of year...........................................   25,271,872
                                                               ------------
       Increase in Net Unrealized Appreciation................    9,244,230
                                                               ------------
    Net Gain on Investments and Foreign Currencies............   63,538,022
                                                               ------------
    Increase in Net Assets From Operations.................... $147,346,822
                                                               ============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended April 30,

                                                                                            2004           2003
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income.............................................................. $  83,808,800  $  85,756,547
   Net realized gain (loss)...........................................................    54,293,792    (55,505,695)
   Increase in net unrealized appreciation............................................     9,244,230     67,269,678
                                                                                       -------------  -------------
   Increase in Net Assets From Operations.............................................   147,346,822     97,520,530
                                                                                       -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................................................  (103,492,241)   (84,516,112)
   Net realized gains.................................................................            --    (15,830,265)
                                                                                       -------------  -------------
   Decrease in Net Assets From Distributions to Shareholders..........................  (103,492,241)  (100,346,377)
                                                                                       -------------  -------------

FUND SHARE TRANSACTIONS:
   Proceeds from shares issued in reinvestment of dividends (2,032,308 and 2,448,921
    shares issued, respectively)......................................................    23,600,889     24,058,046
                                                                                       -------------  -------------
   Increase in Net Assets From Fund Share Transactions................................    23,600,889     24,058,046
                                                                                       -------------  -------------
Increase in Net Assets................................................................    67,455,470     21,232,199

NET ASSETS:
   Beginning of year..................................................................   771,566,142    750,333,943
                                                                                       -------------  -------------
   End of year*.......................................................................  $839,021,612   $771,566,142
                                                                                       =============  =============
* Includes overdistributed net investment income of:..................................            --       $(32,943)
                                                                                       =============  =============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividend received......................................... $  90,539,966
   Operating expenses paid................................................   (12,834,013)
   Net purchases of short-term investments................................   (16,855,000)
   Realized loss on foreign currency transactions.........................       (19,618)
   Purchases of long-term investments.....................................  (557,563,560)
   Proceeds from disposition of long-term investments.....................   584,745,441
   Interest paid on bank loans............................................    (4,964,365)
                                                                           -------------
   Net Cash Provided By Operating and Investing Activities................    83,048,851
                                                                           -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash distributions paid on Common Stock................................  (103,492,241)
   Proceeds from reinvestment of dividends................................    23,600,889
                                                                           -------------
   Net Cash Used by Financing Activities..................................   (79,891,352)
                                                                           -------------
Net Increase in Cash......................................................     3,157,499
Cash, Beginning of year...................................................        11,241
                                                                           -------------
Cash, End of year......................................................... $   3,168,740
                                                                           =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations................................. $ 147,346,822
                                                                           -------------
   Accretion of discount on investments...................................   (13,418,729)
   Amortization of premium on investments.................................     1,681,796
   Capitalized income on payment-in-kind securities.......................      (831,549)
   Increase in investments, at value......................................   (41,881,684)
   Decrease in interest receivable........................................     1,452,632
   Decrease in receivable for investments sold............................     1,044,922
   Decrease in prepaid expenses...........................................         6,577
   Decrease in payable of investments purchased...........................   (12,393,997)
   Decrease in interest payable on loan...................................       (51,248)
   Increase in accrued expenses...........................................        93,309
                                                                           -------------
   Total Adjustments......................................................   (64,297,971)
                                                                           -------------
Net Cash Flows Provided By Operating and Investing Activities              $  83,048,851
                                                                           =============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers High Income Fund II Inc. ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund's prospectus). As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

SALOMON BROTHERS HIGH INCOME FUND II INC.

investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the statement of changes in net assets and additional information on cash receipts and cash payments are presented in the statement of cash flows.

(g) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. At April 30, 2004, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $19,736,002 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS

Salomon Brothers Asset Management Inc ("Investment Manager"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making

SALOMON BROTHERS HIGH INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (continued)

decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC ("Administrator"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's administrator for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 2004, Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, held 12.338 shares of the Fund.

Certain officers and/or Directors of the Fund are also officers and/or Directors of the Investment Manager.

NOTE 3. PORTFOLIO ACTIVITY

During the year ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

           Purchases.................................... $545,169,563
                                                         ============
           Sales........................................ $575,102,599
                                                         ============

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

          Gross unrealized appreciation................ $ 87,090,528
          Gross unrealized depreciation................  (62,977,824)
                                                        ------------
          Net unrealized appreciation.................. $ 24,112,704
                                                        ============

NOTE 4. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality

SALOMON BROTHERS HIGH INCOME FUND II INC.

money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2004, the Fund loaned securities having a market value of $201,273,072. The Fund received cash collateral amounting to $205,684,415 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended April 30, 2004 was $308,136.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 2004, the Fund held loan participations with a total cost of $5,012,196.

NOTE 6. CREDIT AND MARKET RISK

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 7. LOAN

At April 30, 2004, the Fund had outstanding a $300,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the Investment Manager, acts as

SALOMON BROTHERS HIGH INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (continued)

administrative agent. The average balance outstanding on the loan for the year ended April 30, 2004 was $300,000,000. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2004, the weighted average interest rate of the loan was 1.64%. The interest expense of the Fund was $4,964,365.

NOTE 8. DIVIDENDS SUBSEQUENT TO APRIL 30,  2004

On February 9, 2004, the Board of Directors of the Fund declared dividends in the amount of $0.115 per share, payable on May 28, 2004 to shareholders of record on May 18, 2004.

On May 14, 2004, the Board of Directors of the Fund declared three dividends, each in the amount of $0.115 per share, payable on June 25, 2004, July 30, 2004 and August 27, 2004 to shareholders of record on June 15, 2004, July 13, 2004 and August 17, 2004, respectively.

9. CAPITAL LOSS CARRYFORWARD

At April 30, 2004, the Fund had, for Federal income tax purposes, approximately $223,976,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.
However, if current year distributions exceed the required distribution amount as defined under the Internal Revenue Code of 1986, as amended, realized gains that have been offset by the carryforward losses may be taxable to shareholders.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on April 30 of the year indicated:

                          2007       2008       2009       2010       2011
                        --------- ---------- ---------- ---------- ----------
   Carryforward Amounts 2,302,000 40,142,000 10,635,000 93,766,000 77,131,000

10. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

The tax basis components of distributable earnings at April 30, 2004 were:

                   Accumulated capital losses $(223,976,412)
                                              =============
                   Unrealized appreciation... $  24,112,704
                                              =============

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

SALOMON BROTHERS HIGH INCOME FUND II INC.

The tax character of distributions paid during the year ended April 30 was:

                                       2004         2003
                                   ------------ ------------
                   Ordinary income $103,492,241 $ 84,516,112
                   Capital........           --   15,830,265
                                   ------------ ------------
                   Total.......... $103,492,241 $100,346,377
                                   ============ ============

NOTE 11. ADDITIONAL INFORMATION

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.

SALOMON BROTHERS HIGH INCOME FUND II INC.



FINANCIAL HIGHLIGHTS


Data for a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

                                                    2004     2003      2002      2001      2000
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..............   $10.42    $10.48    $11.08    $11.85   $ 13.54
                                                   ------    ------    ------    ------   ------
Income (Loss) From Operations:
   Net investment income........................     1.12      1.18      1.27      1.37      1.45
   Net realized and unrealized gain (loss)......     0.85      0.12     (0.50)    (0.58)    (1.70)
                                                     --        --       -----     -----     -----
Total Income (Loss) From Operations.............     1.97      1.30      0.77      0.79     (0.25)
                                                     --        --        --        --       -----
Less Distributions From:
   Net investment income........................    (1.38)    (1.16)    (1.18)    (1.40)    (1.44)
   Return of capital............................       --     (0.22)    (0.20)    (0.16)       --
                                                 -            -----     -----     -----  -
Total Distributions.............................    (1.38)    (1.38)    (1.38)    (1.56)    (1.44)
                                                    -----     -----     -----     -----     -----
Increase in Net Asset Value Due to Shares Issued
 on Reinvestment of Dividends...................     0.02      0.02      0.01        --        --
                                                     --        --        --    -         -
Net Asset Value, End of Year....................   $11.03    $10.42    $10.48    $11.08   $ 11.85
                                                   ======    ======    ======    ======   ======
Market Price, End of Year.......................   $11.75    $11.65    $11.65    $10.96   $11.750
                                                   ======    ======    ======    ======   =======
Total Return, Based on Market Price(1)..........    13.51%    15.00%    20.83%     6.85%     5.45%
Ratios to Average Net Assets:
   Total expenses, including interest expense...     2.17%     2.49%     2.80%     3.09%     2.09%
   Total expenses, excluding interest expense
    (operating expenses)........................     1.57%     1.63%     1.57%     1.43%     1.29%
   Net investment income........................    10.18%    12.64%    12.08%    11.87%    11.48%
Net Assets, End of Year (000s).................. $839,022  $771,566  $750,334  $764,344  $790,743
Portfolio Turnover Rate.........................       50%       87%      118%      118%       68%
Loans Outstanding, End of Year (000s)........... $300,000  $300,000  $260,000  $260,000  $105,000
Weighted Average Interest Rate on Loans.........     1.64%     2.15%     3.44%     6.69%     6.18%

--------------------------------------------------------------------------------
(1)For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON BROTHERS HIGH INCOME FUND II INC.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc. ("Fund") at April 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
June 17, 2004

SALOMON BROTHERS HIGH INCOME FUND II INC.



ADDITIONAL INFORMATION (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund II Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

                                                                                 Number of
                                                                               Portfolios in
                                                                               Fund Complex
                                        Term of              Principal          Overseen by         Other
                       Position(s)   Office/(1)/ and       Occupation(s)         Director           Board
                        Held with      Length of            During Past         (including       Memberships
Name, Address and Age   Fund/(1)/     Time Served           Five Years           the Fund)     Held by Director
-----------------------------------------------------------------------------------------------------------------
Non-Interested
Directors:

Carol L. Colman       Director and       Since       President, Colman              35               None
Colman Consulting Co. Member of the      2002        Consulting Co.
278 Hawley Road       Nominating and
North Salem, NY 10560 Audit
Age 58                Committees,
                      Class III

Daniel P. Cronin      Director and       Since       Formerly Associate             32               None
Pfizer Inc.           Member of the      2002        General Counsel,
235 East 42nd Street  Nominating and                 Pfizer Inc.
New York, NY 10017    Audit
Age 57                Committees,
                      Class I

Leslie H. Gelb        Director and       Since       President, Emeritus and        32       Director of
150 East 69th Street  Member of the      1994        Senior Board Fellow, The                two registered
New York, NY 10021    Nominating and                 Council on Foreign                      investment
Age 66                Audit                          Relations; Formerly,                    companies advised by
                      Committees,                    Columnist, Deputy                       Advantage Advisers,
                      Class II                       Editorial Page Editor and               Inc. ("Advantage")
                                                     Editor, Op-Ed Page, The
                                                     New York Times

William R. Hutchinson Director and       Since       President, W.R.                42       Director, Associated
535 N. Michigan       Member of the      2003        Hutchinson & Associates                 Banc-Corp.
Suite 1012            Nominating and                 Inc.; Formerly Group Vice
Chicago, IL 60611     Audit                          President, Mergers and
Age 61                Committees,                    Acquisitions, BP Amoco
                      Class III                      p.l.c.

SALOMON BROTHERS HIGH INCOME FUND II INC.



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                            Number of
                                                                                          Portfolios in
                                                                                          Fund Complex
                                                Term of               Principal            Overseen by         Other
                               Position(s)   Office/(1)/ and        Occupation(s)           Director           Board
                                Held with      Length of             During Past           (including       Memberships
Name, Address and Age           Fund/(1)/     Time Served            Five Years             the Fund)     Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Riordan Roett                Director and        Since       Professor and Director,           32       Director, The Latin
The Johns Hopkins University Member of the       1995        Latin America Studies                      America Equity Fund,
1740 Massachusetts Ave., NW  Nominating and                  Program, Paul H. Nitze                     Inc.
Washington, DC 20036         Audit                           School of Advanced
Age 65                       Committees,                     International Studies, The
                             Class II                        Johns Hopkins University

Jeswald W. Salacuse          Director and        Since       Henry J. Braker Professor         32       Director of two
Tufts University             Member of the       1994        of Commercial Law and                      registered investment
The Fletcher School of       Nominating and                  formerly Dean, The                         companies advised by
Law & Diplomacy              Audit                           Fletcher School of Law                     Advantage
160 Packard Avenue           Committees,                     and Diplomacy,
Medford, MA 02155            Class I                         Tufts University
Age 66

Interested Directors:

R. Jay Gerken, CFA/(2)/      Director,           Since       Managing Director of              221              None
Citigroup Asset              Chairman and        2002        Citigroup Global Markets
Management ("CAM")           Chief Executive                 Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor   Officer,                        President, Chief Executive
New York, NY 10022           Class III                       Officer and Director of
Age 52                                                       Smith Barney Fund
                                                             Management LLC
                                                             ("SBFM") Travelers
                                                             Investment Adviser, Inc.
                                                             ("TIA") and Citi Fund
                                                             Management Inc.
                                                             ("CFM"); President and
                                                             Chief Executive Officer of
                                                             certain mutual funds
                                                             associated with Citigroup
                                                             Inc. ("Citigroup");
                                                             Formerly Portfolio
                                                             Manager of Smith Barney
                                                             Allocation Series Inc. (from
                                                             1996 to 2001) and Smith
                                                             Barney Growth and
                                                             Income Fund (from 1996
                                                             to 2000)

SALOMON BROTHERS HIGH INCOME FUND II INC.



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                         Number of
                                                                                       Portfolios in
                                                                                       Fund Complex
                                               Term of              Principal           Overseen by       Other
                              Position(s)   Office/(1)/ and       Occupation(s)          Director         Board
                               Held with      Length of            During Past          (including     Memberships
Name, Address and Age          Fund/(1)/     Time Served           Five Years            the Fund)   Held by Director
---------------------------------------------------------------------------------------------------------------------
Officers:

Peter J. Wilby, CFA          President          Since       Managing Director of            N/A            N/A
CAM                          Executive          2002        CGM and Salomon
399 Park Avenue, 4th Floor   Vice President     1994-       Brothers Asset
New York, NY 10022                              2002        Management Inc
Age 44                                                      ("SBAM")

Andrew B. Shoup              Treasurer          Since       Director of CAM; Senior         N/A            N/A
CAM                                             2004        Vice President and Chief
125 Broad Street, 11th Floor Senior Vice        Since       Administrative Officer of
New York, NY 10004           President and      2003        mutual funds associated
Age 47                       Chief                          with Citigroup; Treasurer
                             Administrative                 of certain mutual funds
                             Officer                        associated with Citigroup;
                                                            Head of International
                                                            Funds Administration of
                                                            CAM (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of CAM
                                                            (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of CAM
                                                            (from 1998 to 2000)

James E. Craige, CFA         Executive Vice     Since       Managing Director of            N/A            N/A
CAM                          President          1999        CGM and SBAM (since
399 Park Avenue, 4th Floor                                  December 1998); Director
New York, NY 10022                                          of CGM and SBAM (since
Age 37                                                      January 1998) and Vice
                                                            President of CGM and
                                                            SBAM (since January
                                                            1996)

Thomas K. Flanagan, CFA      Executive Vice     Since       Managing Director of            N/A            N/A
CAM                          President          1994        CGM and SBAM (since
399 Park Avenue, 4th Floor                                  December 1998); Prior to
New York, NY 10022                                          December 1998, Director
Age 50                                                      of CGM and SBAM

SALOMON BROTHERS HIGH INCOME FUND II INC.



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                         Number of
                                                                                       Portfolios in
                                                                                       Fund Complex
                                               Term of              Principal           Overseen by       Other
                              Position(s)   Office/(1)/ and       Occupation(s)          Director         Board
                               Held with      Length of            During Past          (including     Memberships
Name, Address and Age          Fund/(1)/     Time Served           Five Years            the Fund)   Held by Director
---------------------------------------------------------------------------------------------------------------------

Maureen O'Callaghan          Executive Vice     Since       Managing Director of            N/A            N/A
CAM                          President          1997        SBAM (since January
399 Park Avenue, 4th Floor                                  2001); Director and Vice
New York, NY 10022                                          President of SBAM (prior
Age 40                                                      to 2001)

Beth A. Semmel, CFA          Executive Vice     Since       Managing Director of            N/A            N/A
CAM                          President          1995        CGM and SBAM (since
399 Park Avenue, 4th Floor                                  December 1998); Director
New York, NY 10022                                          of CGM and SBAM (since
Age 42                                                      January 1996)

Frances M. Guggino           Controller         Since       Vice President of CGM;          N/A            N/A
CAM                                             2002        Controller of certain
125 Broad Street, 10th Floor                                mutual funds associated
New York, NY 10004                                          with Citigroup
Age 45

Robert I. Frenkel            Secretary and      Since       Managing Director and           N/A            N/A
CAM                          Chief Legal        2003        General Counsel of Global
300 First Stamford Place     Officer                        Mutual Funds for CAM
4th Floor                                                   and its predecessor (since
Stamford, CT 06902                                          1994); Secretary of CFM
Age 48                                                      (from 2001 to 2004);
                                                            Secretary and Chief Legal
                                                            Officer of mutual funds
                                                            associated with Citigroup


--------
(1)The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2)Mr. Gerken in an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS HIGH INCOME FUND II INC.



DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc. ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the

SALOMON BROTHERS HIGH INCOME FUND II INC.



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or
(y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

SALOMON BROTHERS HIGH INCOME FUND II INC.



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)


The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

SALOMON BROTHERS HIGH INCOME FUND II INC.




DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 43027, Providence, RI 02940-3027.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

SALOMON BROTHERS HIGH INCOME FUND II INC.



DIRECTORS

CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA
    Chairman
PETER J. WILBY, CFA
    President
ANDREW B. SHOUP
    Senior Vice President,
    Chief Administrative Officer and Treasurer
JAMES E. CRAIGE, CFA
    Executive Vice President
THOMAS K. FLANAGAN, CFA
    Executive Vice President
MAUREEN O'CALLAGHAN
    Executive Vice President
BETH A. SEMMEL, CFA
    Executive Vice President
FRANCES M. GUGGINO
    Controller
ROBERT I. FRENKEL
    Secretary and Chief Legal Officer



SALOMON BROTHERS HIGH INCOME FUND II INC.


    125 Broad Street
    10/th/ Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

TRANSFER AGENT
    PFPC Inc.
    P.O. Box 43027
    Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
    HIX

ITEM 2.         CODE OF ETHICS.

                The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

TEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                (a) Audit Fees for Salomon Brothers High Income Fund II Inc.
                    were $33,000 and $33,000 for the years ended 4/30/04 and 4/30/03, respectively.

                (b) Audit-Related Fees for Salomon Brothers High Income Fund II
                    Inc. of $0 and $8,000 for the years ended 4/30/04 and 4/30/03.

                    In addition, there were no Audit-Related Fees billed in the years ended 4/30/04 and 4/30/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund Inc. ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to April 30, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

                (c) Tax Fees for Salomon Brothers High Income Fund II Inc. of
                    $3,600 and $2,600 for the years ended 4/30/04 and 4/30/03.
                    These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers High Income Fund II Inc.

                    There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

                (d) There were no All Other Fees for Salomon Brothers High
                    Income Fund II Inc. for the years ended 4/30/04 and 4/30/03.

                    All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

                (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                    The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and
                    (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
                    (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                (f) N/A
                (g) Non-audit fees billed by the Accountant for services
                    rendered to Salomon Brothers High Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund II Inc. were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

                (h) Yes. The Salomon Brothers High Income Fund II Inc.'s Audit
                    Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers High Income Fund II Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.



ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

                In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

                In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

                In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

                CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

                If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

                (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.        EXHIBITS.

                (a)     Code of Ethics attached hereto.

                Exhibit 99.CODE ETH

                (b)     Attached hereto.

                Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS HIGH INCOME FUND II INC.


By:     /s/ R. Jay Gerken
        -----------------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Salomon Brothers High Income Fund II Inc.

Date: July 6, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        -----------------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Salomon Brothers High Income Fund II Inc.

Date: July 6, 2004


By:     /s/ Andrew B. Shoup
        -----------------------------------------
        Andrew B. Shoup
        Chief Administrative Officer of
        Salomon Brothers High Income Fund II Inc.

Date: July 6, 2004